UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21482

SunAmerica Specialty Series

(Exact name of registrant as specified in charter)

Harborside Financial Center, 3200 Plaza 5 Jersey City, NJ 07311
(Address of principal executive offices) (Zip code)

John T. Genoy

Senior Vice President

SunAmerica Asset Management, LLC

Harborside Financial Center,

3200 Plaza 5

Jersey City, NJ 07311

(Name and address of agent for service)

Registrant’s telephone number, including area code: (201) 324-6414

Date of fiscal year end: October 31

Date of reporting period: January 31, 2014

Item 1. Schedule of Investments.

SunAmerica Specialty Series - 2020 High Watermark Fund

PORTFOLIO OF INVESTMENTS - January 31, 2014 - (unaudited)

Security Description	Principal Amount	Value (Note 2)
U.S. GOVERNMENT AGENCIES - 13.3%
Resolution Funding - 13.3%
Resolution Funding Corp. STRIPS zero coupon due 07/15/2020 (cost $5,390,724)	$7,000,000	$5,968,529

U.S. GOVERNMENT TREASURIES - 80.5%
United States Treasury Bonds - 80.5%
U.S. Treasury Bond STRIPS zero coupon due 08/15/2020 (cost $31,038,152)	41,490,000	36,190,234

Total Long-Term Investment Securities (cost $36,428,876)		42,158,763

SHORT-TERM INVESTMENT SECURITIES - 4.7%
U.S. Government Treasuries - 4.7%
United States Treasury Bills 0.10% due 04/10/14(1) (cost $2,139,616)	2,140,000	2,139,912

REPURCHASE AGREEMENT - 1.6%
Agreement with State Street Bank & Trust Co., bearing interest at 0.00%, dated 01/31/2014, to be repurchased 02/03/2014 in the amount of $708,000 and collateralized by $800,000 of Federal Home Loan Mtg. Corp. Notes, bearing interest at 2.00% due 01/30/2023 and having an approximate value of $725,360 (cost $708,000)	708,000	708,000

TOTAL INVESTMENTS (cost $39,276,492)(2)	100.1%	45,006,675
Liabilities in excess of other assets	(0.1)	(41,452)

NET ASSETS	100.0%	$44,965,223

(1)	The security or a portion thereof was pledged as collateral to cover margin requirements for open futures contracts.
(2)	See Note 4 for cost of investments on a tax basis.

STRIPS – Separate Trading of Registered Interest and Principal of Securities

Open Futures Contracts
Number of Contracts	Type	Description	Expiration Month	Value at Trade Date	Value as of January 31, 2014	Unrealized Appreciation (Depreciation)
1	Long	S&P 500 E-Mini Index	March 2014	$88,427	$88,830	$403

The following is a summary of the inputs used to value the Fund’s net assets as of January 31, 2014 (see Note 2):

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Assets:
Lont-Term Investment Securities:
U.S. Government Agencies:
Resolution Funding	$—	$5,968,529	$—	$5,968,529
U.S. Government Treasuries:
United States Treasury Bonds	—	36,190,234	—	36,190,234
Short-Term Investment Securities:
U.S. Government Treasuries	—	2,139,912	—	2,139,912
Repurchase Agreement	—	708,000	—	708,000
Other Financial Instruments:+
Open Futures Contracts - Appreciation	403	—	—	403

Total	$403	$45,006,675	$—	$45,007,078

+	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forward and swap contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund’s policy is to recognize transfers between Levels as of the end of the reporting period. There were no transfers between Levels during the reporting period.

See Notes to Portfolio of Investments

SunAmerica Specialty Series - SunAmerica Alternative Strategies Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS - January 31, 2014 ** - (unaudited)

Security Description	Principal Amount	Value (Note 2)
COMMODITY INDEX-LINKED NOTES - 10.0%
Commodity Notes - 10.0%
Credit Suisse AG New York FRS (Indexed to the S&P GSCI Total Return Index) Senior Notes 0.01% due 11/24/2014*(3)	$3,000,000	$2,768,106
UBS AG FRS (Indexed to the S&P GSCI Total Return Index) Senior Notes 0.01% due 06/12/2014*(3)	5,000,000	5,113,819

Total Commodity Index-Linked Notes (cost $8,000,000)		7,881,925

U.S. GOVERNMENT AGENCIES - 46.5%
Federal Farm Credit Bank - 18.8%
0.99% due 09/05/2017	15,000,000	14,798,115

Federal Home Loan Bank - 12.5%
1.00% due 11/09/2017	10,000,000	9,881,880

Federal National Mtg. Assoc. - 15.2%
1.25% due 02/27/2014(2)	12,000,000	12,009,360

Total U.S. Government Agencies (cost $37,006,095)		36,689,355

U.S. GOVERNMENT TREASURIES - 7.5%
United States Treasury Notes:
1.63% due 01/15/2015 TIPS(5)	1,586,897	1,633,884
1.88% due 07/15/2015 TIPS(5)	1,557,816	1,641,670
2.00% due 07/15/2014 TIPS(5)	1,607,502	1,640,531
2.63% due 06/30/2014	1,000,000	1,010,312

Total U.S. Government Treasuries (cost $5,688,892)		5,926,397

EXCHANGE-TRADED FUNDS - 5.7%
iShares Barclays 1-3 Year Credit Bond Fund	21,000	2,216,970
iShares Barclays MBS Bond Fund	15,800	1,683,174
iShares iBoxx Investment Grade Corporate Bond Fund	4,900	570,066

Total Exchange-Traded Funds (cost $4,427,278)		4,470,210

Total Long-Term Investment Securities (cost $55,122,265)		54,967,887

SHORT-TERM INVESTMENT SECURITIES - 25.4%
U.S. Government Treasuries - 25.4%
United States Treasury Bills
0.09% due 10/16/2014	2,000,000	1,999,114
0.10% due 04/03/2014(2)(4)	3,000,000	2,999,913
0.10% due 10/16/2014(2)(4)	3,000,000	2,998,671
0.10% due 10/16/2014(4)	3,000,000	2,998,671
0.12% due 05/29/2014	9,000,000	8,999,064

Total Short-Term Investment Securities (cost $19,990,369)		19,995,433

Security Description

REPURCHASE AGREEMENT - 4.5%
Agreement with State Street Bank & Trust Co., bearing interest at 0.00%, dated 01/31/2014, to be repurchased 02/03/2014 in the amount $3,551,000 collateralized by $3,995,000 of Federal Home Loan Mtg. Assoc. Bonds, bearing interest at 2.00% due 01/30/2023 and having an approximate value of $3,622,267 (cost $3,551,000)	3,551,000	3,551,000

TOTAL INVESTMENTS (cost $78,663,634)(1)	99.6%	78,514,320
Other assets less liabilities	0.4	295,977

NET ASSETS	100.0%	$78,810,297

*	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The Portfolio has no right to demand registration of these securities. At January 31, 2014, the aggregate value of these securities was $7,881,925 representing 10.0% of net assets. Unless otherwise indicated these securities are not considered to be illiquid.
**	Consolidated; see Note 1.
(1)	See Note 4 for cost of investments on a tax basis.
(2)	The security is owned by the SunAmerica Alternative Strategies Cayman Fund, Ltd., which is a wholly-owned subsidiary of the SunAmerica Alternative Strategies Fund.
(3)	Fair valued security. Securities are classified as Level 2 based on the securities valuation inputs; see Note 2.
(4)	The security or a portion thereof was pledged as collateral to cover margin requirements for open futures contracts.
(5)	Principal amount of security is adjusted for inflation.

GSCI - Goldman Sachs Commodity Index

TIPS - Treasury Inflation Protected Securities

FRS - Floating Rate Security

The rates shown on FRS are the current interest rates at January 31, 2014 and unless noted otherwise, the dates shown are the original maturity dates.

Open Futures Contracts

Number of Contracts	Type	Description	Expiration Month	Value at Trade Date	Value as of January 31, 2014	Unrealized Appreciation/ (Depreciation)
21	Long	Australian $ Currency	March 2014	$1,858,920	$1,831,410	$(27,510)
22	Long	Brent Crude Futures(a)	March 2014	2,335,490	2,340,800	5,310
20	Long	Canadian $ Currency	March 2014	1,804,800	1,795,600	(9,200)
51	Short	Euro Stoxx 50#	March 2014	2,086,897	2,078,999	7,898
15	Long	Gasoline Futures(a)	April 2014	1,798,335	1,772,379	(25,956)
7	Short	Gold 100 Oz Futures(a)	April 2014	869,620	867,860	1,760
15	Short	Japanese Yen Currency	March 2014	1,816,875	1,832,812	(15,937)
48	Short	Mexican Peso Currency	March 2014	1,777,800	1,793,400	(15,600)
101	Short	MSCI E-Mini Index	March 2014	4,979,020	4,672,765	306,255
13	Long	Palladium Futures(a)	March 2014	960,830	914,160	(46,670)
20	Long	Russell 2000 Mini Index	March 2014	2,250,000	2,256,600	6,600
31	Long	S&P 500 E-Mini Index	March 2014	2,792,712	2,753,730	(38,982)
17	Long	S&P Mid 400 E-Mini Index	March 2014	2,212,380	2,227,510	15,130
8	Long	WTI Crude Futures(a)	March 2014	756,160	779,920	23,760
38	Long	Zinc Futures(a)	March 2014	1,864,375	1,868,175	3,800
38	Short	Zinc Futures(a)	March 2014	1,888,125	1,868,175	19,950

						$210,608

(a)	The security is owned by the SunAmerica Alternative Strategies Cayman Fund, Ltd. which is a wholly-owned subsidiary of the SunAmerica Alternative Strategies Fund.
#	Foreign equity futures contracts valued using fair value procedures at January 31, 2014. The aggregate appreciation (depreciation) of these futures contracts was $7,898 representing 0.0% of net assets. Foreign equity futures contracts are classified as Level 2 based on the securities valuation inputs. See Note 2 regarding fair value pricing for foreign equity futures contracts.

The following is a summary of the inputs used to value the Fund’s net assets as of January 31, 2014 (see Note 2):

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Assets:
Commodity Index-Linked Notes:
Commodity Notes	$—	$7,881,925	$—	$7,881,925
U.S. Government Agencies:
Federal Farm Credit Bank	—	14,798,115	—	14,798,115
Federal Home Loan Bank	—	9,881,880	—	9,881,880
Federal National Mtg. Assoc.	—	12,009,360	—	12,009,360
U.S. Government Treasuries:
United States Treasury Notes	—	5,926,397	—	5,926,397
Exchange-Traded Funds	4,470,210	—	—	4,470,210
Short-Term Investment Securities:
U.S. Government Treasuries	—	19,995,433	—	19,995,433
Repurchase Agreement	—	3,551,000	—	3,551,000
Other Financial Instruments:+
Open Futures Contracts - Appreciation	382,565	7,898	—	390,463

Total	$4,852,775	$74,052,008	$—	$78,904,783

Liabilities:
Other Financial Instruments:+
Open Futures Contracts - Depreciation	$179,855	$—	$—	$179,855

+	Other financial instruments are derivative instruments not reflected in the Consolidated Portfolio of Investments, such as futures, forward and swap contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund’s policy is to recognize transfers between Levels as of the end of the reporting period. There were no transfers between Levels during the reporting period.

See Notes to Portfolio of Investments

SunAmerica Specialty Series - SunAmerica Global Trends Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS - January 31, 2014* - (unaudited)

Security Description	Principal Amount	Value (Note 2)
REPURCHASE AGREEMENTS - 9.5%
Bank of America Securities LLC Joint Repurchase Agreement(1)(2)	$2,595,000	$2,595,000
Bank of America Securities LLC Joint Repurchase Agreement(1)	9,080,000	9,080,000
Barclays Capital PLC Joint Repurchase Agreement(1)(2)	4,900,000	4,900,000
Barclays Capital PLC Joint Repurchase Agreement(1)	17,115,000	17,115,000
BNP Paribas SA Joint Repurchase Agreement(1)(2)	4,890,000	4,890,000
BNP Paribas SA Joint Repurchase Agreement(1)	17,095,000	17,095,000
Deutsche Bank AG Joint Repurchase Agreement(1)(2)	3,420,000	3,420,000
Deutsche Bank AG Joint Repurchase Agreement(1)	11,965,000	11,965,000
UBS Securities LLC Joint Repurchase Agreement(1)(2)	2,200,000	2,200,000
UBS Securities LLC Joint Repurchase Agreement(1)	7,690,000	7,690,000

Total Repurchase Agreements (cost $80,950,000)		80,950,000

TOTAL INVESTMENTS (cost $80,950,000)(3)	98.7%	80,950,000
Other assets less liabilities	1.3	1,072,404

NET ASSETS	100.0%	$82,022,404

*	Consolidated; see Note 1.
(1)	See Note 3 for details of Joint Repurchase Agreements.
(2)	The security is owned by the SunAmerica Global Trends Cayman Fund, Ltd., which is a wholly-owned subsidiary of the SunAmerica Global Trends Fund.
(3)	See Note 4 for cost of investments on a tax basis.

Open Futures Contracts
Number of Contracts	Type	Description	Expiration Date	Value at Trade Date	Value as of January 31, 2014	Unrealized Appreciation (Depreciation)
100	Long	Corn(a)	March 2014	$2,148,662	$2,170,000	$21,338
26	Long	DAX Index#	March 2014	8,046,577	8,181,687	135,110
78	Long	FTSE 100 Index#	March 2014	8,275,213	8,290,819	15,606
184	Long	S&P 500 Emini Index	March 2014	16,273,232	16,344,720	71,488
118	Long	Sugar 11(a)	March 2014	2,069,480	2,055,088	(14,392)
67	Long	U.S. Treasury 10YR Notes	March 2014	8,264,031	8,425,250	161,219

						$390,369

(a)	The Security is owned by the SunAmerica Global Trends Cayman Fund, Ltd., which is a wholly-owned subsidiary of the SunAmerica Global Trends Fund.
#	Foreign equity futures contracts valued using fair value procedures at January 31, 2014. The aggregate appreciation (depreciation) of these futures contracts was $150,716 representing 0.2% of net assets. Foreign equity futures contracts are classified as Level 2 based on the securities valuation inputs. See Note 2 regarding fair value pricing for foreign equity futures contracts.

Open Forward Foreign Currency Contracts

Counterparty	Contract to Deliver		In Exchange For		Delivery Date	Unrealized Appreciation	Unrealized Depreciation
Barclays Bank PLC	USD	1,064,615	MXN	14,359,000	2/28/2014	$7,008	$—

Deutsche Bank AG	MXN	7,137,000	USD	542,851	2/28/2014	10,211	—
	PLN	6,810,000	USD	2,204,312	2/28/2014	47,239	—
	USD	2,183,046	MXN	28,549,000	2/28/2014	—	(52,412)

						57,450	(52,412)

HSBC Bank USA	MXN	14,359,000	USD	1,074,551	2/28/2014	2,928	—

JP Morgan Chase Bank N.A	USD	2,209,783	PLN	6,810,000	2/28/2014	—	(52,711)
	MXN	7,137,000	USD	542,639	2/28/2014	9,999	—
	USD	1,065,713	MXN	14,359,000	2/28/2014	5,910	—

						15,909	(52,711)

Royal Bank of Canada	MXN	28,634,000	USD	2,159,820	2/28/2014	22,843	—

UBS AG	USD	2,063,288	PLN	6,485,000	2/28/2014	—	(9,160)

Net Unrealized Appreciation/(Depreciation)						$106,138	$(114,283)

MXN - Mexican Peso

PLN - Polish Zioty

USD - United States Dollar

The following is a summary of the inputs used to value the Fund’s net assets as of January 31, 2014 (see Note 2):

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Assets:
Repurchase Agreements	$—	$80,950,000	$—	$80,950,000
Other Financial Instruments:+
Open Futures Contracts - Appreciation	254,045	150,716	—	404,761
Open Forward Foreign Currency Contracts - Appreciation	—	106,138	—	106,138

Total	$254,045	$81,206,854	$—	$81,460,899

Liabilities:
Other Financial Instruments:+
Open Futures Contracts - Depreciation	$14,392	$—	$—	$14,392
Open Forward Foreign Currency Contracts - Depreciation	—	114,283	—	114,283

Total	$14,392	$114,283	$—	$128,675

+	Other financial instruments are derivative instruments not reflected in the Consolidated Portfolio of Investments, such as futures, forward and swap contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund’s policy is to recognize transfers between Levels as of the end of the reporting period. There were no transfers between Levels during the reporting period.

See Notes to Portfolio of Investments

SunAmerica Specialty Series - SunAmerica Focused Alpha Growth Fund

PORTFOLIO OF INVESTMENTS - January 31, 2014 - (unaudited)

Security Description	Shares/ Principal Amount	Value (Note 2)
COMMON STOCKS - 97.4%
Agricultural Chemicals - 5.1%
Monsanto Co.	264,039	$28,133,355

Apparel Manufacturers - 1.9%
Under Armour, Inc., Class A†	97,500	10,540,725

Applications Software - 5.4%
Salesforce.com, Inc.†	491,448	29,747,347

Consulting Services - 1.7%
Verisk Analytics, Inc., Class A†	144,700	9,240,542

Diagnostic Kits - 1.2%
IDEXX Laboratories, Inc.†	56,400	6,444,264

Distribution/Wholesale - 1.5%
Fastenal Co.	192,400	8,452,132

Diversified Manufacturing Operations - 2.3%
Colfax Corp.†	210,100	12,658,525

E-Commerce/Services - 6.3%
priceline.com, Inc.†	30,468	34,882,509

Electric-Transmission - 2.3%
ITC Holdings Corp.	125,000	12,937,500

Enterprise Software/Service - 0.5%
Guidewire Software, Inc.†	58,200	2,747,622

Finance-Credit Card - 6.2%
Visa, Inc., Class A	160,022	34,473,540

Food-Canned - 1.6%
TreeHouse Foods, Inc.†	136,874	9,011,784

Hotel/Motels - 2.6%
Hyatt Hotels Corp., Class A†	300,000	14,337,000

Insurance-Property/Casualty - 1.6%
Arch Capital Group, Ltd.†	164,300	8,840,983

Internet Content-Entertainment - 5.9%
Facebook, Inc., Class A†	521,402	32,624,123

Medical Instruments - 0.9%
Edwards Lifesciences Corp.†	80,000	5,209,600

Medical-Biomedical/Gene - 16.0%
Biogen Idec, Inc.†	134,023	41,900,951
Gilead Sciences, Inc.†	572,037	46,134,784

		88,035,735

Medical-Drugs - 0.7%
Pacira Pharmaceuticals, Inc.†	56,136	3,847,000

Multimedia - 1.6%
FactSet Research Systems, Inc.	83,000	8,778,910

Oil Companies-Exploration & Production - 1.8%
Concho Resources, Inc.†	100,000	9,779,000

Professional Sports - 1.5%
Manchester United PLC, Class A†	510,734	8,013,417

Resort/Theme Parks - 2.3%
Vail Resorts, Inc.	184,000	12,539,600

Retail-Automobile - 1.7%
CarMax, Inc.†	203,000	9,157,330

Retail-Major Department Stores - 5.7%
TJX Cos., Inc.	545,820	31,308,235

Retail-Sporting Goods - 1.7%
Dick’s Sporting Goods, Inc.	180,000	9,450,000

Soap & Cleaning Preparation - 0.9%
Church & Dwight Co., Inc.	78,000	5,037,240

Transport-Rail - 7.9%
Canadian Pacific Railway, Ltd.	235,688	35,702,018
Genesee & Wyoming, Inc., Class A†	87,000	7,859,580

		43,561,598

Web Portals/ISP - 8.6%
Google, Inc., Class A†	40,001	47,239,981

Total Long-Term Investment Securities (cost $410,088,812)		537,029,597

SHORT-TERM INVESTMENT SECURITIES - 5.3%
Time Deposits - 5.3%
Euro Time Deposit with State Street Bank & Trust Co. 0.01% due 02/03/2014 (cost $29,130,000)	$29,130,000	29,130,000

TOTAL INVESTMENTS (cost $439,218,812)(1)	102.7%	566,159,597
Liabilities in excess of other assets	(2.7)	(14,759,114)

NET ASSETS	100.0%	$551,400,483

†	Non-income producing security
(1)	See Note 4 for cost of investments on a tax basis.

The following is a summary of the inputs used to value the Fund’s net assets as of January 31, 2014 (see Note 2):

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Assets:
Lont-Term Investment Securities:
Common Stock:
Agricultural Chemicals	$28,133,355	$—	$—	$28,133,355
Applications Software	29,747,347	—	—	29,747,347
E-Commerce/Services	34,882,509	—	—	34,882,509
Finance-Credit Card	34,473,540	—	—	34,473,540
Internet Content-Entertainment	32,624,123	—	—	32,624,123
Medical-Biomedical/Gene	88,035,735	—	—	88,035,735
Retail-Major Department Stores	31,308,235	—	—	31,308,235
Transport-Rail	43,561,598	—	—	43,561,598
Web Portals/ISP	47,239,981	—	—	47,239,981
Other Industries*	167,023,174	—	—	167,023,174
Short-Term Investment Securities
Time Deposits	—	29,130,000	—	29,130,000

Total	$537,029,597	$29,130,000	$—	$566,159,597

*	Sum of all other industries each of which individually has an aggregate market value of less than 5% of net assets. For a detailed presentation of securities by industry classification, please refer to the Portfolio of Investments.

The Fund’s policy is to recognize transfers between Levels as of the end of the reporting period. There were no transfers between Levels during the reporting period.

See Notes to Portfolio of Investments

SunAmerica Specialty Series - SunAmerica Focused Alpha Large-Cap Fund

PORTFOLIO OF INVESTMENTS - January 31, 2014 - (unaudited)

Security Description	Shares/ Principal Amount	Value (Note 2)
COMMON STOCKS - 99.8%
Agricultural Chemicals - 3.8%
Monsanto Co.	230,327	$24,541,342

Applications Software - 4.0%
Salesforce.com, Inc.†	422,590	25,579,373

Banks-Super Regional - 5.0%
US Bancorp	806,208	32,030,644

Diversified Banking Institutions - 6.1%
Citigroup, Inc.	404,344	19,178,036
JPMorgan Chase & Co.	352,253	19,500,726

		38,678,762

Diversified Manufacturing Operations - 6.9%
3M Co.	343,310	44,008,909

E-Commerce/Services - 4.8%
priceline.com, Inc.†	26,578	30,428,886

Finance-Credit Card - 9.7%
Discover Financial Services	596,997	32,028,889
Visa, Inc., Class A	139,591	30,072,089

		62,100,978

Internet Content-Entertainment - 4.5%
Facebook, Inc., Class A†	454,830	28,458,713

Medical-Biomedical/Gene - 11.9%
Biogen Idec, Inc.†	114,835	35,902,014
Gilead Sciences, Inc.†	499,000	40,244,350

		76,146,364

Medical-Drugs - 5.5%
Pacira Pharmaceuticals, Inc.†	48,369	3,314,728
Pfizer, Inc.	1,054,043	32,042,907

		35,357,635

Oil Refining & Marketing - 4.4%
Marathon Petroleum Corp.	321,356	27,974,040

Retail-Building Products - 4.8%
Lowe’s Cos., Inc.	654,541	30,298,703

Retail-Drug Store - 5.5%
CVS Caremark Corp.	517,207	35,025,258

Retail-Major Department Stores - 4.2%
TJX Cos., Inc.	469,139	26,909,813

Transport-Rail - 4.9%
Canadian Pacific Railway, Ltd.	205,596	31,143,682

Web Portals/ISP - 13.8%
Google, Inc., Class A†	74,390	87,852,358

Total Long-Term Investment Securities (cost $537,676,521)		636,535,460

SHORT-TERM INVESTMENT SECURITIES - 2.3%
Time Deposits - 2.3%
Euro Time Deposit with State Street Bank & Trust Co. 0.01% due 02/03/2014 (cost $15,005,000)	$15,005,000	15,005,000

TOTAL INVESTMENTS (cost $552,681,521)(1)	102.1%	651,540,460
Liabilities in excess of other assets	(2.1)	(13,523,503)

NET ASSETS	100.0%	$638,016,957

†	Non-income producing security
(1)	See Note 4 for cost of investments on a tax basis.

The following is a summary of the inputs used to value the Fund’s net assets as of January 31, 2014 (see Note 2):

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Assets:
Lont-Term Investment Securities:
Common Stock
Banks-Super Regional	$32,030,644	$—	$—	$32,030,644
Diversified Banking Institutions	38,678,762	—	—	38,678,762
Diversified Manufacturing Operations	44,008,909	—	—	44,008,909
Finance-Credit Card	62,100,978	—	—	62,100,978
Medical-Biomedical/Gene	76,146,364	—	—	76,146,364
Medical-Drugs	35,357,635	—	—	35,357,635
Retail-Drug Store	35,025,258	—	—	35,025,258
Web Portals/ISP	87,852,358	—	—	87,852,358
Other Indusrties*	225,334,552	—	—	225,334,552
Short-Term Investment Securities:
Time Deposits	—	15,005,000	—	15,005,000

Total	$636,535,460	$15,005,000	$—	$651,540,460

*	Sum of all other industries each of which individually has an aggregate market value of less than 5% of net assets. For a detailed presentation of securities by industry classification, please refer to the Portfolio of Investments.

The Fund’s policy is to recognize transfers between Levels as of the end of the reporting period. There were no transfers between Levels during the reporting period.

See Notes to Portfolio of Investments

SunAmerica Specialty Series - SunAmerica Income Explorer Fund

PORTFOLIO OF INVESTMENTS - January 31, 2014 - (unaudited)

Security Description	Shares/ Principal Amount	Value (Note 2)
COMMON STOCKS - 27.9%
Brewery - 0.5%
AMBEV SA	15,760	$105,078

Chemicals-Diversified - 0.4%
K+S AG(3)	3,227	95,942

Coal - 1.8%
Banpu PCL	151,170	121,357
Indo Tambangraya Megah Tbk PT(3)	41,000	90,153
Inner Mongolia Yitai Coal Co., Ltd., Class B(3)	63,483	98,552
Tambang Batubara Bukit Asam Persero Tbk PT(3)	88,389	67,062

		377,124

Computers - 0.6%
Asustek Computer, Inc.(3)	14,000	129,223

Consulting Services - 0.6%
Leidos Holdings, Inc.	2,818	127,768

Electric-Generation - 0.5%
Tractebel Energia SA	7,500	107,220

Electric-Integrated - 1.6%
CPFL Energia SA	13,091	98,240
E.ON SE(3)	7,846	142,540
EDP - Energias do Brasil SA	22,400	89,572

		330,352

Electronic Components-Misc. - 0.9%
Radiant Opto-Electronics Corp.(3)	42,000	182,539

Electronic Components-Semiconductors - 0.6%
Intel Corp.	4,957	121,645

Gambling (Non-Hotel) - 0.9%
OPAP SA(3)	14,237	183,606

Insurance-Multi-line - 0.6%
Porto Seguro SA	10,900	127,146

Insurance-Property/Casualty - 0.6%
Dongbu Insurance Co., Ltd.(3)	2,560	127,165

Machinery-General Industrial - 0.6%
Metso Oyj(3)	4,437	138,916

Medical-Drugs - 2.0%
AbbVie, Inc.	2,780	136,859
AstraZeneca PLC(3)	2,447	155,349
Orion Oyj, Class B(3)	4,917	128,396

		420,604

Medical-Generic Drugs - 0.6%
Teva Pharmaceutical Industries, Ltd.(3)	3,009	134,270

Metal-Copper - 1.2%
Freeport-McMoRan Copper & Gold, Inc.	4,190	135,798
Southern Copper Corp.	4,331	121,181

		256,979

Oil Companies-Integrated - 2.8%
Ecopetrol SA	58,200	101,623
Eni SpA(3)	5,729	129,810
PTT PCL	10,761	89,974
Statoil ASA(3)	5,629	133,616
Total SA(3)	2,432	138,877

		593,900

Oil Refining & Marketing - 0.6%
HollyFrontier Corp.	2,884	133,529

Shipbuilding - 0.8%
Yangzijiang Shipbuilding Holdings, Ltd.(3)	182,000	164,100

Telecom Services - 1.8%
Bell Aliant, Inc.	4,385	101,145
Tele2 AB, Series B(3)	9,832	108,272
Vivendi SA(3)	6,166	165,381

		374,798

Telephone-Integrated - 4.2%
Belgacom SA(3)	5,265	150,473
Bezeq The Israeli Telecommunication Corp., Ltd.(3)	85,697	131,503
Elisa Oyj(3)	5,951	152,670
Koninklijke KPN NV†(3)	56,366	210,272
Magyar Telekom Telecommunications PLC(3)	81,520	109,423
TDC A/S(3)	14,703	138,223

		892,564

Television - 0.5%
ProSiebenSat.1 Media AG(3)	2,590	116,076

Tobacco - 1.7%
Altria Group, Inc.	3,324	117,071
Lorillard, Inc.	2,652	130,532
Reynolds American, Inc.	2,418	117,273

		364,876

Transport-Services - 0.5%
Hutchison Port Holdings Trust(3)	158,556	105,335

Water - 1.0%
Cia de Saneamento Basico do Estado de Sao Paulo	11,700	107,922
Cia de Saneamento de Minas Gerais-COPASA	7,493	97,712

		205,634

Total Common Stocks (cost $5,661,572)		5,916,389

CONVERTIBLE PREFERRED SECURITIES - 0.1%
Real Estate Investment Trusts - 0.1%
CommonWealth REIT Series D 6.50% (cost $20,716)	900	19,530

PREFERRED SECURITIES - 11.8%
Banks-Commercial - 0.6%
Barclays Bank PLC Series 4 7.75%	2,100	53,466
Barclays Bank PLC Series 5 8.13%	1,300	33,189
BB&T Corp. Series E 5.63%	597	12,895
PrivateBancorp, Inc. 7.13%	950	23,921

		123,471

Banks-Money Center - 0.2%
National Westminster Bank PLC Series C 7.76%	1,600	40,528

Banks-Special Purpose - 1.4%
AgriBank FCB FRS 6.88%	3,000	299,250

Banks-Super Regional - 0.9%
PNC Financial Services Group, Inc. FRS Series P 6.13%	2,500	63,700
US Bancorp FRS Series F 6.50%	3,474	94,319
Wells Fargo & Co. VRS 5.85%	1,300	31,395
Wells Fargo & Co. VRS 6.63%	280	7,367

		196,781

Diversified Banking Institutions - 1.2%
Ally Financial, Inc. 7.38%	1,600	40,528
Countrywide Capital IV 6.75%	1,400	35,252
Countrywide Capital V 7.00%	4,300	107,973
GMAC Capital Trust I FRS Series 2 8.13%	1,100	30,118
Morgan Stanley FRS 6.88%	1,200	30,504
Royal Bank of Scotland Group PLC Series N 6.35%	475	10,459

		254,834

Electric-Generation - 0.4%
AES Tiete SA	12,300	96,229

Electric-Integrated - 1.1%
Cia Energetica de Minas Gerais	13,261	76,547
Cia Paranaense de Energia, Class B	9,600	110,709
DTE Energy Co. 6.50%	550	13,612
Integrys Energy Group, Inc. FRS 6.00%	1,573	38,365

		239,233

Finance-Other Services - 0.1%
RBS Capital Funding Trust VI Series F 6.25%	900	19,503

Insurance-Life/Health - 1.1%
Aviva PLC 8.25%	3,600	99,144
ING Groep NV 7.20%	1,600	40,640
ING Groep NV 7.38%	3,300	83,787
Principal Financial Group, Inc. FRS Series B 6.52%	407	9,972

		233,543

Insurance-Multi-line - 0.4%
Aegon NV 7.25%	1,250	31,700
Hartford Financial Services Group, Inc. FRS 7.88%	2,000	58,640

		90,340

Insurance-Property/Casualty - 0.3%
Arch Capital Group, Ltd. Series C 6.75%	800	19,880
Hanover Insurance Group, Inc. 6.35%	800	17,304
WR Berkley Corp. 5.63%	1,000	21,330

		58,514

Insurance-Reinsurance - 0.5%
Aspen Insurance Holdings, Ltd. 7.25%	600	15,270
Axis Capital Holdings, Ltd. Series C 6.88%	800	19,856
Endurance Specialty Holdings, Ltd. Series B 7.50%	500	12,850
PartnerRe, Ltd. Series E 7.25%	600	15,498
Reinsurance Group of America, Inc. FRS 6.20%	1,800	45,594

		109,068

Investment Management/Advisor Services - 0.1%
Affiliated Managers Group, Inc. 6.38%	1,400	33,264

Pipelines - 0.1%
NuStar Logistics LP FRS 7.63%	550	14,438

Real Estate Investment Trusts - 2.1%
American Realty Capital Properties, Inc. Series F 6.70%	1,902	40,703
CBL & Associates Properties, Inc. Series D 7.38%	1,100	26,477
Cedar Realty Trust, Inc. Series B 7.25%	700	16,107
Chesapeake Lodging Trust Series A 7.75%	1,000	24,940

Colony Financial, Inc. Series A 8.50%	1,000	25,340
Corporate Office Properties Trust Series L 7.38%	1,100	26,862
Cousins Properties, Inc. Series B 7.50%	750	18,690
DDR Corp. Series J 6.50	1,000	22,450
DuPont Fabros Technology, Inc. Series A 7.88%	900	22,446
First Potomac Realty Trust Series A 7.75%	426	10,824
Glimcher Realty Trust Series H 7.50%	1,000	23,830
NorthStar Realty Finance Corp. Series D 8.50%	1,100	26,906
Pebblebrook Hotel Trust Series A 7.88%	800	20,440
Pennsylvania Real Estate Investment Trust Series A 8.25%	950	23,940
Regency Centers Corp. Series 6 6.63%	800	18,888
Retail Properties of America, Inc. Series A 7.00%	1,000	22,480
Saul Centers Inc. Series C 6.88%	1,100	25,740
Sunstone Hotel Investors, Inc. Series D 8.00%	500	12,650
Taubman Centers, Inc. Series K 6.25%	800	17,432
Vornado Realty Trust Series J 6.88%	500	12,450

		439,595

Savings & Loans/Thrifts - 0.1%
First Niagara Financial Group, Inc. FRS Series B 8.63%	500	14,315

Sovereign Agency - 0.6%
Farm Credit Bank of Texas FRS 6.75%*	1,200	122,250

Telecom Services - 0.4%
Qwest Corp. 6.13%	991	20,365
Qwest Corp. 7.00%	1,000	24,150
Qwest Corp. 7.38%	1,300	32,513

		77,028

Telephone-Integrated - 0.1%
Telephone & Data Systems, Inc. 6.88%	1,300	31,629

Transport-Marine - 0.1%
Teekay Offshore Partners LP Series A 7.25%	600	14,940

Total Preferred Securities (cost $2,564,785)		2,508,753

PREFERRED SECURITIES/CAPITAL SECURITIES - 15.5%
Banks-Commercial - 1.4%
Rabobank Nederland VRS 8.40% due 06/29/2017(1)	$100,000	110,879
Rabobank Nederland FRS 11.00% due 06/30/2019*(1)	150,000	197,250

		308,129

Banks-Money Center - 1.1%
Dresdner Funding Trust I 8.15% due 06/30/2031*	100,000	106,875
HBOS Capital Funding LP 6.85% due 03/23/2014(1)	50,000	49,875
HSBC Capital Funding LP FRS 10.18% due 06/30/2030*(1)	50,000	71,750

		228,500

Banks-Super Regional - 1.6%
PNC Financial Services Group, Inc. FRS 6.75% due 08/01/2021(1)	100,000	105,250
Wells Fargo & Co. FRS Series K 7.98% due 03/15/2018(1)	200,000	225,500

		330,750

Diversified Banking Institutions - 3.5%
Barclays PLC VRS 8.25% due 12/15/2018(1)	200,000	206,060
Credit Suisse Group AG VRS 7.50% due 12/11/2023*	200,000	210,500
Goldman Sachs Capital II FRS 4.00% due 03/10/2014(1)	125,000	93,594
JPMorgan Chase & Co. FRS 6.75% due 02/01/2024(1)	100,000	101,350
JPMorgan Chase & Co. FRS Series 1 7.90% due 04/30/2018(1)	125,000	138,275

		749,779

Diversified Financial Services - 1.1%
General Electric Capital Corp. FRS Series A 7.13% due 06/15/2022(1)	200,000	224,750

Electric-Integrated - 0.9%
NextEra Energy Capital Holdings, Inc. FRS 6.65% due 06/15/2067	100,000	101,875
PPL Capital Funding, Inc. FRS Series A 6.70% due 03/30/2067	100,000	101,000

		202,875

Insurance-Life/Health - 2.6%
Dai-ichi Life Insurance Co., Ltd. FRS 7.25% due 07/25/2021*(1)	200,000	232,500
Prudential Financial, Inc. FRS 5.63% due 06/15/2043	100,000	100,020
Sumitomo Life Insurance Co. FRS 6.50% due 09/20/2073*	200,000	220,000

		552,520

Insurance-Multi-line - 1.6%
AXA SA FRS 6.46% due 12/14/2018*(1)	100,000	102,500
Catlin Insurance Co., Ltd. FRS 7.25% due 01/19/2017*(1)	100,000	103,250
MetLife Capital Trust X 9.25% due 04/08/2068*	100,000	128,500

		334,250

Insurance-Property/Casualty - 1.1%
Mitsui Sumitomo Insurance Co., Ltd. FRS 7.00% due 03/15/2072*	200,000	232,000

Pipelines - 0.5%
Enterprise Products Operating LLC FRS Series A 8.38% due 08/01/2066	100,000	111,250

Total Preferred Securities/Capital Securities (cost $3,219,940)		3,274,803

REGISTERED INVESTMENT COMPANIES - 38.8%
Domestic Equity Investment Companies - 4.9%
Eaton Vance Tax-Advantaged Dividend Income Fund	16,144	300,278
Eaton Vance Tax-Managed Diversified Equity Income Fund	20,932	225,856
Flaherty & Crumrine Dynamic Preferred and Income Fund, Inc.	1,844	38,540
Gabelli Dividend & Income Trust	11,398	236,509
John Hancock Tax-Advantaged Dividend Income Fund	12,286	227,905

		1,029,088

Domestic Fixed Income Investment Companies - 22.4%
AllianceBernstein Income Fund	16,054	118,960
AllianzGI Convertible & Income Fund	30,492	305,835
AllianzGI Convertible & Income Fund II	28,428	271,772
BlackRock Build America Bond Trust	2,765	53,973
BlackRock Corporate High Yield Fund VI, Inc.	17,780	213,360
BlackRock Limited Duration Income Trust	10,101	174,848
Calamos Convertible and High Income Fund	17,208	225,425
Eaton Vance Limited Duration Income Fund	6,443	97,740
Eaton Vance Senior Floating-Rate Trust	3,966	59,768
Flaherty & Crumrine Preferred Securities Income Fund, Inc.	11,145	199,718
Flaherty & Crumrine Total Return Fund, Inc.	5,759	107,866
Franklin Templeton Limited Duration Income Trust	11,077	144,001
John Hancock Preferred Income Fund	6,571	121,958
MFS Multimarket Income Trust	21,714	138,535
New America High Income Fund, Inc.	17,576	168,378
Nuveen Credit Strategies Income Fund	22,936	217,892
Nuveen Floating Rate Income Opportunity Fund	9,648	116,741
Nuveen Mortgage Opportunity Term Fund	3,805	90,179
Nuveen Mortgage Opportunity Term Fund 2	3,215	75,778
Nuveen Preferred Income Opportunities Fund	31,505	283,230
Nuveen Short Duration Credit Opportunities Fund	8,085	150,947
PIMCO Corporate & Income Opportunity Fund	11,896	215,793
PIMCO High Income Fund	6,959	83,995
PIMCO Income Strategy Fund II	22,824	233,261
Pioneer Diversified High Income Trust	5,627	114,284
Pioneer Floating Rate Trust	12,589	161,769
Wells Fargo Advantage Income Opportunities Fund	24,138	221,104
Western Asset Global Corporate Defined Opportunity Fund, Inc.	9,009	163,333
Western Asset High Yield Defined Opportunity Fund, Inc.	12,112	213,656

		4,744,099

International Fixed Income Investment Companies - 11.5%
AllianceBernstein Global High Income Fund, Inc.	19,722	290,702
First Trust Aberdeen Global Opportunity Income Fund	15,015	208,408
Legg Mason BW Global Income Opportunities Fund, Inc.	14,437	228,682
Nuveen Preferred & Income Term Fund	12,385	279,282
PIMCO Dynamic Credit Income Fund	12,627	281,835
Pimco Dynamic Income Fund	10,161	307,269
PIMCO Income Opportunity Fund	10,391	300,923
Stone Harbor Emerging Markets Income Fund	8,378	142,175
Templeton Global Income Fund	6,006	45,646

Wells Fargo Advantage Multi-Sector Income Fund	14,668	207,552
Western Asset Global High Income Fund, Inc.	12,127	146,615

		2,439,089

Total Registered Investment Companies (cost $8,241,759)		8,212,276

FOREIGN CORPORATE BONDS & NOTES - 3.1%
Banks-Commercial - 1.1%
KBC Bank NV VRS Sub. Notes 8.00% due 01/25/2023	$200,000	218,022

Diversified Banking Institutions - 1.0%
Credit Agricole SA Sub. Notes 8.13% due 09/19/2033*	200,000	216,750

Insurance-Reinsurance - 1.0%
Aquarius+ Investments PLC for Swiss Reinsurance Co., Ltd. VRS Jr. Sub. Notes 8.25% due 09/01/2018(1)	200,000	217,000

Total Foreign Corporate Bonds & Notes (cost $613,119)		651,772

EXCHANGE-TRADED FUNDS - 0.6%
iShares MSCI ACWI ETF (cost $124,367)	2,192	120,450

Total Long-Term Investment Securities (cost $20,446,258)		20,703,973

SHORT-TERM INVESTMENT SECURITIES - 1.1%
Time Deposits - 1.1%
Euro Time Deposit with State Street Bank & Trust Co. 0.01% due 02/03/2014 (cost $235,000)	$235,000	235,000

REPURCHASE AGREEMENT - 0.2%
State Street Bank & Trust Co. Joint Repurchase Agreement(2) (cost $35,000)	35,000	35,000

TOTAL INVESTMENTS (cost $20,716,258)(4)	99.0%	20,973,973
Other assets less liabilities	1.0	202,808

NET ASSETS	100.0%	$21,176,781

†	Non-income producing security
*	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. At January 31, 2014, the aggregate value of these securities was $1,944,125 representing 9.2% of net assets. Unless otherwise indicated these securities are not considered to be illiquid.
(1)	Perpetual maturity - maturity date reflects the next call date.
(2)	See Note 3 for details of Joint Repurchase Agreement.
(3)	Security was valued using fair value procedures at January 31, 2014. The aggregate value of these securities was $3,627,744 representing 17.1% of net assets. Securities are classified as Level 2 based on the securities valuation inputs. See Note 2 regarding fair value pricing for foreign equity securities.
(4)	See Note 4 for cost of investments on a tax basis.

FRS - Floating Rate Security

VRS - Variable Rate Security

The rates shown on FRS and VRS are the current interest rates at January 31, 2014 and unless noted otherwise, the dates shown are the original maturity dates.

The following is a summary of the inputs used to value the Fund’s net assets as of January 31, 2014 (see Note 2):

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Assets:
Long- Term Investment Securities:
Common Stock
Brewery	$105,078	$—	$—	$105,078
Coal	121,357	255,767	—	377,124
Consulting Services	127,768	—	—	127,768
Electric-Generation	107,220	—	—	107,220
Electric-Integrated	187,812	142,540	—	330,352
Electronic Components-Semiconductors	121,645	—	—	121,645
Insurance-Multi-line	127,146	—	—	127,146
Medical-Drugs	136,859	283,745	—	420,604
Metal-Copper	256,979	—	—	256,979
Oil Companies-Integrated	191,597	402,303	—	593,900
Oil Refining & Marketing	133,529	—	—	133,529
Telecom Services	101,145	273,653	—	374,798
Tobacco	364,876	—	—	364,876
Water	205,634	—	—	205,634
Other Industries*	—	2,269,736	—	2,269,736
Convertible Preferred Securities	19,530	—	—	19,530
Preferred Securities
Sovereign Agency	—	122,250	—	122,250
Other Industries*	2,386,503	—	—	2,386,503
Preferred Securities/Capital Securities	—	3,274,803	—	3,274,803
Registered Investment Companies:
Domestic Equity Investment Companies	1,029,088	—	—	1,029,088
Domestic Fixed Income Investment Companies	4,744,099	—	—	4,744,099
International Fixed Income Investment Companies	2,439,089	—	—	2,439,089
Foreign Corporate Bonds & Notes	—	651,772	—	651,772
Exchange-Traded Funds	120,450	—	—	120,450
Short-Term Investment Securities
Time Deposits	—	235,000	—	235,000
Repurchase Agreement	—	35,000	—	35,000

Total	$13,027,404	$7,946,569	$—	$20,973,973

*	Sum of all other industries each of which individually has an aggregate market value of less than 5% of net assets. For a detailed presentation of securities by industry classification, please refer to the Portfolio of Investments.

The Portfolio’s policy is to recognize transfers between Levels as of the end of the reporting period. Securities held at the beginning of the period currently valued at $3,627,744 were transferred from Level 1 to Level 2 for foreign equity securities whose values were adjusted for fair value pricing procedures for foreign equity securities. There were no additional transfers between Levels during the reporting period.

See Notes to Portfolio of Investments

Note 1. Basis for consolidation for the SunAmerica Alternative Strategies Cayman Fund, Ltd. and SunAmerica Global Trends Cayman Fund, Ltd.

The SunAmerica Alternative Strategies Cayman Fund, Ltd. (the “Alternative Strategies Subsidiary”), a Cayman Islands exempted company, was incorporated on October 20, 2008, and is a wholly-owned subsidiary of the Alternative Strategies Fund. The Alternative Strategies Subsidiary commenced operations on May 22, 2009 and was organized as a wholly-owned subsidiary of the Alternative Strategies Fund in order to effect certain investments on behalf of the Alternative Strategies Fund consistent with the investment objectives and policies in the Alternative Strategies Fund’s prospectus and statement of additional information. With respect to its investments, the Alternative Strategies Subsidiary will generally be subject to the same fundamental, non-fundamental and certain other investment restrictions as the Alternative Strategies Fund; however, the Alternative Strategies Subsidiary (unlike the Alternative Strategies Fund) may invest without limitation in commodity-linked swap agreements and other commodity-linked and hedge fund-linked derivative instruments that may otherwise be limited if purchased by the Alternative Strategies Fund due to federal tax requirements relating to qualifying income. The Alternative Strategies Fund and Alternative Strategies Subsidiary may test for compliance with certain investment restrictions on a consolidated basis, except that with respect to its investment in certain securities that may involve leverage, the Alternative Strategies Subsidiary will comply with asset segregation or “earmarking” requirements to the same extent as the Alternative Strategies Fund. The Alternative Strategies Fund may invest up to 25% of its assets in the Alternative Strategies Subsidiary. As of January 31, 2014, net assets of the Alternative Strategies Fund were $78,810,297, of which approximately $18,325,505, or approximately 23.3%, represented the Alternative Strategies Fund’s ownership of all issued shares and voting rights of the Alternative Strategies Subsidiary.

The SunAmerica Global Trends Cayman Fund, Ltd. (the “Global Trends Subsidiary”), a Cayman Islands exempted company, was incorporated on March 17, 2011, and is a wholly-owned subsidiary of the Global Trends Fund. The Global Trends Subsidiary commenced operations on June 17, 2011 and was organized as a wholly-owned subsidiary of the Global Trends Fund in order to effect certain investments on behalf of the Global Trends Fund consistent with the investment objectives and policies in the Global Trends Fund’s prospectus and statement of additional information. With respect to its investments, the Global Trends Subsidiary will generally be subject to the same fundamental, non-fundamental and certain other investment restrictions as the Global Trends Fund; however, the Global Trends Subsidiary (unlike the Global Trends Fund) may invest without limitation in commodity-linked instruments that may otherwise be limited if purchased by the Global Trends Fund due to federal tax requirements relating to qualifying income. The Global Trends Fund and Global Trends Subsidiary may test for compliance with certain investment restrictions on a consolidated basis, except that with respect to its investment in certain securities that may involve leverage, the Global Trends Subsidiary will comply with asset segregation or “earmarking” requirements to the same extent as the Global Trends Fund. The Global Trends Fund may invest up to 25% of its assets in the Global Trends Subsidiary. As of January 31, 2014, net assets of the Global Trends Fund were $82,004,741, of which approximately $18,264,521, or approximately 22.3%, represented the Global Trends Fund’s ownership of all issued shares and voting rights of the Global Trends Subsidiary.

Note  2. Security Valuation

In accordance with the authoritative guidance on fair value measurements and disclosures under accounting principles generally accepted in the United States of America (“GAAP”), the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. In accordance with GAAP, fair value is defined as the price that the Funds would receive upon selling an asset or transferring a liability in a timely transaction to an independent third party in the principal or most advantageous market. GAAP established a three-tier hierarchy to provide more transparency around the inputs used to measure fair value and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tiers are as follows:

Level 1 - Unadjusted quoted prices in active markets for identical securities

Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board of Trustees (“the Board”) , etc.).

Level 3 - Significant unobservable inputs (includes inputs that reflect the Funds’ own assumptions about the assumptions market participants would use in pricing the security, developed based on the best information available under the circumstances.)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. The methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is recently issued and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The summary of inputs used to value the Funds’ net assets as of January 31, 2014 are reported on a schedule following the Portfolio of Investments.

Stocks are generally valued based upon closing sales prices reported on recognized securities exchanges on which the securities are principally traded and are generally categorized as Level 1. Stocks listed on the NASDAQ are valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sale price unless the reported trade for the stock is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. For listed securities having no sales reported and for unlisted securities, such securities will be valued based upon the last reported bid price.

As of the close of regular trading on the New York Stock Exchange (“NYSE”), securities traded primarily on security exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security’s price is available from more than one exchange, the Funds use the exchange that is the primary market for the security. Such securities are generally categorized as Level 1. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Fund’s shares, and the Fund may determine that certain closing prices do not reflect the fair value of the security. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If a Fund determines that closing prices do not reflect the fair value of the securities, the Fund will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the NYSE. The Funds may also fair value securities in other situations, for example, when a particular foreign market is closed but a Fund is open. For foreign equity securities and foreign equity futures contracts, the Funds use an outside pricing service to provide it with closing market prices and information used for adjusting those prices, and when so adjusted, such securities and futures are generally categorized as Level 2.

Bonds and debentures, other long-term debt securities, and short term debt securities with maturities in excess of 60 days, are valued at bid prices obtained for the day of valuation from a bond pricing service, when such prices are available, and are generally categorized as Level 2. The pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate, and maturity date, option adjusted spreads models, prepayments projections, interest rate spreads, and yield curves to determine current value. If a vendor quote is unavailable, the securities may be priced at the mean of two independent quotes obtained from brokers.

Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, are amortized to maturity based on the value determined on the 61st day, and are generally categorized as Level 2.

Investments in registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded. Registered investment companies are generally categorized as Level 1.

Futures contracts traded on national securities exchanges are valued at the quoted daily settlement price established by the exchange on which they trade and are generally categorized as Level 1. Options traded on national securities exchanges are valued as of the close of the exchange upon which they trade and are generally categorized as Level 1. Options and swap contracts traded on over-the-counter markets are marked-to-market daily based upon quotations received from an approved outside pricing service or market makers and are generally categorized as Level 2. Forward foreign currency contracts (“forward contracts”) are valued at the 4:00 p.m. eastern time forward rate and are generally categorized as Level 2.

The Board is responsible for the share valuation process and has adopted policies and procedures (the “PRC” Procedures) for valuing the securities and other assets held by the Funds, including procedures for the fair valuation of securities and other assets for which market quotations are not readily available or are unreliable. The PRC Procedures provide for the establishment of a pricing review committee, which is responsible for, among other things, making certain determinations in connection with the Trust’s fair valuation procedures. Securities for which market quotations are not readily available or the values of which may be significantly impacted by the occurrence of developments or significant events are generally categorized as Level 3. There is no single standard for making fair value determinations, which may result in prices that vary from those of other funds.

Futures: The 2020 High Watermark Fund may invest in exchange traded S&P 500 Index futures to generate equity market exposures. During the period ended January 31, 2014, the 2020 High Watermark Fund invested in exchange traded S&P 500 Index futures to generate equity market exposures. The Alternative Strategies Fund expects to enter into futures transactions for investment purposes in order to gain exposure to the following asset classes: commodities, currencies, fixed income and equity index futures, and may take either a long or short position in a futures transaction. The Alternative Strategies Fund may also enter into futures transactions for hedging purposes. The Global Trends Fund expects to enter into futures transactions for investment purposes in order to gain exposure to a variety of asset classes, including U.S. and non-U.S. equity markets, U.S. and non-U.S. fixed income, currencies and commodities. The Global Trends Fund may also enter into futures transactions for hedging purposes. During the period ended January 31, 2014, the Alternative Strategies Fund entered into futures transactions for investment purposes in order to gain exposure to commodities, currencies, fixed income and equity index futures, and took long and short positions in futures transactions. During this same period, the Alternative Strategies Fund also entered into futures transactions for hedging purposes. During the period ended January 31, 2014, the Global Trends Fund entered into futures transactions for investment purposes in order to gain exposure to U.S. and non-U.S. equity markets, U.S. and non-U.S. fixed income and commodities.

Futures contracts are reported on a schedule following the Portfolio of Investments. As of January 31, 2014, the following Funds had open futures contracts: 2020 High Watermark Fund, Alternative Strategies Fund and Global Trends Fund.

A futures contract is generally a standardized, transferable, exchange-traded contract that requires delivery of a commodity, bond, currency, stock index, or other underlying reference asset at a set price on a future date. Upon entering into a futures transaction, a Fund will be required to segregate an initial margin payment of cash or other liquid securities with the Futures Commission Merchant (the “broker”). Subsequent payments are made or received by the Funds as a result of changes in the value of the contract and/or changes in the value of the initial margin requirement. Such receipts or payments are recorded by the Fund as Variation Margin for changes in the value of the contracts and as due to/from broker for the changes in the value of the initial margin requirement. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The primary risk to the 2020 High Watermark Fund of entering into futures contracts is market risk. The risks associated with the Alternative Strategy Fund’s and Global Trend Fund’s use of futures include the risk that the changes in the price of a futures contract may not always track the changes in market value of the underlying reference asset. In addition, since the Alternative Strategies Fund may go short in futures contracts, there is a risk that losses caused by sudden, unanticipated market movements may be potentially unlimited. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. There may also be trading restrictions or limitations imposed by an exchange, and government regulations may restrict trading in futures contracts. While the Funds will generally only purchase exchange-traded futures, due to market conditions, there may not always be a liquid secondary market for a futures contract and, as a result, a Fund may be unable to close out its futures contracts at a time which is advantageous. In addition, if a Fund has insufficient cash to meet margin requirements, the Fund may need to sell other investments, including at disadvantageous times. There is generally minimal counterparty credit risk to the Funds since the futures are exchange-traded.

Forward Foreign Currency Contracts: The Global Trends Fund may enter into Forward Contracts for investment purposes in order to gain currency exposure and enhance return. During the period ended January 31, 2014, the Global Trends Fund used forward contracts for investment purposes in order to gain currency exposure. As of January 31, 2014, the Global Trends Fund has open forward contracts which are reported on a schedule following the Fund’s Portfolio of Investments.

A forward contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the forward rate and the cumulative change in market value is recorded by the Fund as unrealized appreciation or depreciation. On the settlement date, the Fund records either realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Risks to the Funds of entering into forward contracts include counterparty risk, market risk and illiquidity risk. Counterparty risk arises because forwards are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations of the contracts. Thus, the Fund faces the risk that its counterparties may not perform their obligations. Market risk is the risk that the value of the forward contract will depreciate due to unfavorable changes in the exchange rates. These contracts may involve market risk in excess of the unrealized gain or loss. Illiquidity risk arises because the secondary market for forwards may have less liquidity relative to markets for other securities. In addition, forward contracts are also not regulated by the Commodity Futures Trading Commission (“CFTC”) and therefore the Fund will not receive any benefit of CFTC regulation when trading forwards. Moreover, because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments.

Options: Certain Funds may enter into option contracts for various purposes, including to facilitate trading, increase or decrease a Fund’s market exposure, to seek higher investment returns, to seek protection against a decline in the value of a Fund’s securities or an increase in prices of securities that may be purchased, or to generate income. During the period ended January 31, 2014, the Alternative Strategies Fund used option contracts to decrease the Fund’s market exposure, to seek higher investment returns, and to seek protection against a decline in the value of the Fund’s securities or an increase in prices of securities that may be purchased. As of January 31, 2014, Alternative Strategies Fund did not invest in option contracts.

An option is a contract conveying a right to buy or sell a financial instrument at a specified price during a stipulated period. When a Fund writes a call or a put option, it receives a premium which is equal to the current market value of the option written. If a Fund purchases a call or a put option, it pays a premium which reflects the current market value of the option. The option position is marked-to-market daily and its value fluctuates based upon the value of the underlying financial instrument, time to expiration, cost of borrowing funds, and volatility of the value of the underlying financial instrument. If an option which the Fund has written either expires on its stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such options is extinguished. If a call option which the Fund has written is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a put option which the Fund has written is exercised, the amount of the premium originally received reduces the cost of the security which the Fund purchased upon exercise of the option. Options may be traded on a national securities exchange or in the over-the-counter (OTC) market.

Risks to the Funds of entering into option contracts include counterparty risk, market risk and, with respect to OTC options, illiquidity risk. Counterparty risk arises from the potential inability of counterparties to meet the terms of their contracts. If the counterparty defaults, the Fund’s loss will consist of the net amount of contractual payments that the Fund has not yet received. Market risk is the risk that there will be an unfavorable change in the value of the underlying securities. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. In addition, unlisted options are not traded on an exchange and may not be as actively traded as listed options, making the valuation of such securities more difficult. An unlisted option also entails a greater risk that the party on the other side of the option transaction may default, which would make it impossible to close out an unlisted option position in some cases, and profits related to the transaction lost thereby. Transactions in options written during the period ended January 31, 2014 are summarized as follows:

	Written Options
	Alternative Strategies Fund
	Number of Contracts	Premiums Received
Options outstanding as of October 31, 2013	72	$24,920
Options written	314	119,520
Options terminated in closing purchase transactions	(164)	(49,391)
Options exercised	—	—
Options expired (written)	(222)	(95,049)

Options outstanding as of January 31, 2014	—	$—

Commodity-Linked and Hedge Fund-Linked Notes: The Alternative Strategies Fund and the Global Trends Fund may invest in commodity-linked derivative instruments, including commodity-linked notes linked to broad-based commodity indexes, in order to gain exposure to the commodities markets. By investing in these derivative instruments, the Alternative Strategies Fund seeks to gain exposure to the returns of real assets that trade in the commodities markets without direct investment in physical commodities. The Alternative Strategies Fund will not invest directly in commodities. During the period ended January 31, 2014, the Alternative Strategies Fund invested in commodity-linked notes in order to gain exposure to the commodities markets. The Global Trends Fund did not invest in commodity-linked derivative instruments.

Commodity-linked derivatives are derivative instruments, the value of which is primarily linked to the price movement of a commodity, commodity index or commodity futures or option contract. A commodity-linked note is a derivative instrument that has characteristics of a debt security and of a commodity-linked derivative. It typically provides for interest payments and a principal payment at maturity linked to the price movement of a commodity, commodity index or commodity futures or option contract.

The Alternative Strategies Fund may also invest in hedge fund-linked derivative instruments, including hedge fund-linked notes linked to a hedge fund index, in order to gain a broad-based exposure to hedge funds. The Alternative Strategies Fund will not invest directly in hedge funds. During the period ended January 31, 2014, the Alternative Strategies and Global Trends Funds did not invest in hedge fund-linked notes.

Hedge fund linked derivatives are derivative instruments, of which, the value, principal payment and interest payments are primarily linked to the price movement of a hedge fund, hedge fund index or hedge fund futures or option contract.

The commodity and hedge fund-linked derivative instruments in which the Alternative Strategies Fund and Global Trends Fund may invest have substantial risks, including risk of loss of a significant portion of their principal value. Commodity and hedge fund-linked derivative instruments may be more volatile and less liquid than the underlying instruments and their value will be affected by the performance of the commodity markets or underlying hedge funds, as the case may be, as well as economic and other regulatory or political developments, overall market movements and other factors, including potential defaults by counterparties on their obligations to perform under these instruments. Typically, the return of the commodity-linked and hedge fund-linked notes will be based on some multiple of the performance of an index. The multiple (or leverage) will magnify the positive and negative return the Alternative Strategies Fund earns from these notes as compared to the index. Commodity and hedge fund-linked derivative instruments are also subject to credit risk and counterparty risk. Credit risk is the risk that the issuer might not pay interest when due or repay principal at maturity of the obligation. Counterparty risk is the risk that the Fund will be exposed to the credit of the counterparties to derivative contracts and its ability to satisfy the terms of the agreements, which exposes the Fund to the risk that the counterparties may default on their obligations to perform under the terms of the agreements.

Master Agreements: Certain Portfolios that hold derivative instruments and other financial instruments may be a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements or similar agreements (“Master Agreements”) with certain counterparties that govern such instruments. Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. Collateral can be in the form of cash or securities as agreed to by the Portfolio and applicable counterparty. Collateral requirements are generally determined based on a Portfolio’s net position with each counterparty. Master Agreements may also include certain provisions that require a Portfolio to post additional collateral upon the occurrence of certain events, such as when a Portfolio’s net assets fall below a specified level. In addition, Master Agreements typically specify certain standard termination events, such as failure of a party to pay or deliver, credit support defaults and other events of default. Termination events applicable to a Portfolio may also occur upon a decline in the Portfolio’s net assets below a specified level over a certain period of time. Additional termination events applicable to counterparties may occur upon a decline in counterparty’s longterm and short-term credit ratings below a specified level, or upon a decline in the ratings of counterparty’s credit support provider. Upon the occurrence of a termination event, the other party may elect to terminate early and cause settlement of all instruments outstanding pursuant to a particular Master Agreement, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of a Portfolio’s counterparties to elect early termination could cause the Portfolio to accelerate the payment of liabilities, which settlement amounts could be in excess of the amount of assets that are already posted as collateral. Typically the Master Agreement will permit a single net payment in the event of default. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. As a result, the early termination with respect to instruments subject to Master Agreements that are in a net liability position could be material to the Portfolio’s financial statements. See additional information on specific types of derivative instruments and other financial instruments as disclosed in the Notes to the Portfolio of Investments.

The following tables represent the value of derivatives held as of January 31, 2014, by their primary underlying risk exposure. For a detailed presentation of derivatives held as of January 31, 2014, please refer to the Portfolio of Investments.

	2020 High Watermark Fund
Derivatives Contracts(1)	Asset Derivatives Value	Liability Derivatives Value
Equity contracts
Futures contracts (variation margin)(2)(3)	$—	$230

(1)	The Fund’s derivative contracts held during the period ended January 31, 2014, are not accounted for as hedging instruments under accounting principals generally accepted in the United States of America.
(2)	The average value outstanding for equity futures contracts was $90,363.
(3)	The variation margin on futures contracts is included in the cumulative unrealized appreciation (depreciation) of $403 as reported in the Portfolio of Investments.

	Alternative Strategies Fund
Derivatives Contracts(1)	Asset Derivatives Value	Liability Derivatives Value
Equity contracts
Futures contracts (variation margin)(2)(3)	$2,702	$17,515
Commodity contracts
Futures contracts (variation margin)(2)(3)	13,290	82,436
Call and put written options, at value(4)	—	—
Foreign exchange contracts
Futures contracts (variation margin)(2)(3)	8,000	19,718

	$23,992	$119,669

(1)	The Fund’s derivative contracts held during the period ended January 31, 2014, are not accounted for as hedging instruments under accounting principals generally accepted in the United States of America.
(2)	The average value outstanding for equity futures, commodity futures and foreign exchange futures contracts was $16,348,780, $16,287,405 and $7,516,342, respectively.
(3)	The variation margin on futures contracts is included in the cumulative unrealized appreciation (depreciation) of $210,608 as reported in the Portfolio of Investments.
(4)	The average value outstanding for written options on commodity contracts is $20,820

	Global Trends Fund
Derivatives Contracts(1)	Asset Derivatives Value	Liability Derivatives Value
Equity contracts
Futures contracts (variation margin)(2)(3)	$6,140	$74,614
Commodity contracts
Futures contracts (variation margin)(2)(3)	2,500	14,392
Interest Rate contracts
Futures contracts (variation margin)(2)(3)	19,891	—
Foreign exchange contracts
Forward foreign currency contracts(4)	106,138	114,283

	$134,669	$203,289

(1)	The Fund’s derivative contracts held during the period ended January 31, 2014, are not accounted for as hedging instruments under accounting principals generally accepted in the United States of America.
(2)	The average value outstanding for equity futures, commodity futures and interest rate futures contracts was $42,364,519, $5,273,226 and $15,333,731, respectively.
(3)	The variation margin on futures contracts is included in the cumulative unrealized appreciation (depreciation) of $372,706 as reported in the Portfolio of Investments.
(4)	The average notional amount outstanding for forward foreign currency contracts was $19,756,035.

Note 3. Repurchase Agreements

As of January 31, 2014, the following portfolios held an undivided interest in the joint repurchase agreement with Bank of America Securities LLC:

Portfolio	Percentage Ownership	Principal Amount
Global Trends Fund	17.11%	$9,080,000
Global Trends Subsidiary	4.89	2,595,000

As of such date, the repurchase agreement in that joint account and the collateral therefore were as follows:

Bank of America Securities LLC, dated January 31, 2014, bearing interest at a rate of 0.01% per annum, with a principal amount of $53,080,000, a repurchase price of $53,080,044, and a maturity date of February 3, 2014. The repurchase agreement is collateralized by the following:

Type of Collateral	Interest Rate	Maturity Date	Principal Amount	Value
U.S. Treasury Notes	2.75%	2/28/2018	$50,987,000	$54,754,429

As of January 31, 2014, the following portfolios held an undivided interest in the joint repurchase agreement with Barclays Capital, Inc:

Portfolio	Percentage Ownership	Principal Amount
Global Trends Fund	17.08%	$17,115,000
Global Trends Subsidiary	4.89	4,900,000

As of such date, the repurchase agreement in that joint account and the collateral therefore were as follows:

Barclays Capital, Inc., dated January 31, 2014, bearing interest at a rate of 0.02% per annum, with a principal amount of $100,195,000, a repurchase price of $100,195,167, and a maturity date of February 3, 2014. The repurchase agreement is collateralized by the following:

Type of Collateral	Interest Rate	Maturity Date	Principal Amount	Value
U.S. Treasury Notes	0.25%	12/15/2014	$101,865,000	$102,001,499

As of January 31, 2014, the following portfolios held an undivided interest in the joint repurchase agreement with BNP Paribas SA:

Portfolio	Percentage Ownership	Principal Amount
Global Trends Fund	17.10%	$17,095,000
Global Trends Subsidiary	4.89	4,890,000

As of such date, the repurchase agreement in that joint account and the collateral therefore were as follows:

BNP Paribas SA, dated January 31, 2014, bearing interest at a rate of 0.02% per annum, with a principal amount of $99,955,000, a repurchase price of $99,955,167, and a maturity date of February 3, 2014. The repurchase agreement is collateralized by the following:

Type of Collateral	Interest Rate	Maturity Date	Principal Amount	Value
U.S. Treasury Notes	0.63%	8/15/2016	$101,619,000	$102,102,706

As of January 31, 2014, the following portfolios held an undivided interest in the joint repurchase agreement with Deutsche Bank AG:

Portfolio	Percentage Ownership	Principal Amount
Global Trends Fund	17.11%	$11,965,000
Global Trends Subsidiary	4.89	3,420,000

As of such date, the repurchase agreement in that joint account and the collateral therefore were as follows:

Deutsche Bank AG, dated January 31, 2014, bearing interest at a rate of 0.02% per annum, with a principal amount of $69,950,000, a repurchase price of $69,950,117, and a maturity date of February 3, 2014. The repurchase agreement is collateralized by the following:

Type of Collateral	Interest Rate	Maturity Date	Principal Amount	Value
U.S. Treasury Notes	0.13%	12/31/2014	$71,420,000	$71,419,286

As of January 31, 2014, the following portfolio held an undivided interest in the joint repurchase agreement with State Street Bank & Trust Co.:

Portfolio	Percentage Ownership	Principal Amount
Income Explorer Fund	0.02%	$35,000

As of such date, the repurchase agreement in that joint account and the collateral therefore were as follows:

State Street Bank & Trust Co., dated January 31, 2014, bearing interest at a rate of 0.00% per annum, with a principal amount of $196,100,000, a repurchase price of $196,100,000, and a maturity date of February 3, 2014. The repurchase agreement is collateralized by the following:

Type of Collateral	Interest Rate	Maturity Date	Principal Amount	Value
U.S. Treasury Notes	0.13%	7/31/2014	$148,330,000	$148,330,000
U.S. Treasury Notes	0.88%	1/31/2018	210,000	207,638
U.S. Treasury Notes	1.50%	8/31/2018	50,000,000	50,625,000
U.S. Treasury Notes	1.75%	5/15/2022	365,000	347,310
U.S. Treasury Notes	3.00%	2/28/2017	475,000	513,000

As of January 31, 2014, the following portfolios held an undivided interest in the joint repurchase agreement with UBS Securities LLC:

Portfolio	Percentage Ownership	Principal Amount
Global Trends Fund	17.11%	$7,690,000
Global Trends Subsidiary	4.89	2,200,000

As of such date, the repurchase agreement in that joint account and the collateral therefore were as follows:

UBS Securities LLC, dated January 31, 2014, bearing interest at a rate of 0.01% per annum, with a principal amount of $44,950,000, a repurchase price of $44,950,037, and a maturity date of February 3, 2014. The repurchase agreement is collateralized by the following:

Type of Collateral	Interest Rate	Maturity Date	Principal Amount	Value
U.S. Treasury Notes	0.75%	6/15/2014	$45,000,000	$46,054,312

Note 4. Federal Income Taxes

As of January 31, 2014, the amount of aggregate unrealized gain (loss) and the cost of investment securities for federal tax purposes, including short-term investment securities and repurchase agreements, were as follows:

	2020 High Watermark Fund	Alternative Strategies Fund	Global Trends Fund	Focused Alpha Growth Fund	Focused Alpha Large-Cap Fund	Income Explorer Fund
Cost	$39,342,392	$87,640,977	$95,068,198	$439,237,050	$554,371,477	$20,771,109

Appreciation	5,730,183	402,585	—	128,500,659	98,967,583	831,851
Depreciation	(65,900)	(9,608,860)	(13,790,096)	(1,578,112)	(1,798,600)	(628,987)

Unrealized appreciation (depreciation) -- net	$5,664,283	$(9,206,275)	$(13,790,096)	$126,922,547	$97,168,983	$202,864

ADDITIONAL INFORMATION

Additional information is available in the SunAmerica Specialty Series’s Annual and Semi-annual reports which may be obtained without charge from the EDGAR database on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 2. Controls and Procedures.

a)	An evaluation was performed within 90 days of the filing of this report, under the supervision and with the participation of the registrant’s management, including the President and Treasurer, of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures (as defined under Rule 30a-3(c) under the Investment Company Act of 1940 (17CFR 270.30a-3(c))). Based on that evaluation, the registrant’s management, including the President and Treasurer, concluded that the registrant’s disclosure controls and procedures are effective.

b)	There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as

Exhibit 99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SunAmerica Specialty Series

By:	/s/ John T. Genoy
John T. Genoy
President

Date:	March 31, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

SunAmerica Specialty Series

By:	/s/ John T. Genoy
John T. Genoy
President

Date:	March 31, 2014

By:	/s/ Donna M. Handel
Donna M. Handel
Treasurer

Date:	March 31, 2014